UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2021

AppTech Payments Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-27569	65-0847995
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5876 Owens Ave. Suite 100 Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)

(760) 707-5959
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	APCX	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 29, 2021, AppTech Payments Corp. (the “Company”), held its annual shareholder meeting, including vote by proxy.

Item 1

Board Elections. The following individuals were elected to serve on the Board, all of whom are currently serving on the Board.

1.	William Huff: William Huff has served as a Director since 2020. Mr. Huff is a certified public accountant and brings to the Board vital expertise in finance and operations management. We believe that Mr. Huff’s experience as an entrepreneur and an accountant, as well as his extensive board experience with other companies, qualifies him to serve on our board.

2.	Mengvin H. Liang “Roz Huang”: Mengyin H. Liang ‘Roz Huang’ has served as a Director since 2020. Roz is an innovative multi-cultural CEO, with 25 years of success in global investment/business development. Her expertise includes strategic planning in areas such as sustainability, global digital health/ wellness, energy/natural resources, education, licensing, and investor relations. We believe that Ms. Huang’s experience as a C-level executive and extensive board experience with other companies, qualifies her to serve on our board.

3.	Michael O’Neal: Michael O’Neal has served as a Director since 2020. Mr. O’Neal is an innovative, analytical, strategic CEO with extensive B2B and B2C experience executing revenue growth and business transformations for manufacturers, retailers, and distributors of technology-based products. We believe that Mr. O’Neal’s experience as an executive for technology companies and previous board experience with other companies, qualifies him to serve on our board.

Item 2

Equity Incentive Plan. The Company proposed approval of the 2021 Equity Incentive Plan.

Item 3

Engagement of Independent Accountant. The Company proposed to engage dbbmckennon as independent accountants.

No stockholder proposals were made and therefore none were voted on.

Final vote results, based on the above 3 items.

Item 1	For	Withhold
Election of Directors
William Huff	62,577,417.00	15,035.00
Mengyin H. Liang “Roz Huang”	62,577,439.00	15,013.00
Michael O’Neal	62,575,517.00	16,935.00
Item 2	For	Against	Abstain
To approve the AppTech 2021 Equity Incentive Program.	59,638,612.00	16,537.00	2,937,303.00
Item 3	For	Against	Abstain
To ratify the appointment of dbbmckennon as our independent registered public accounting firm for the year ending December 31, 2021.	72,566,251.00	15,007.00	11,194.00

Item 4.01 Changes in Registrant’s Certifying Accountant.

Pursuant to final voting, and the results from the annual shareholder meeting, dbbmckennon has been engaged as the Company’s independent accountant.

Exhibit Number	Description

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppTech Payments Corp.
Date: January 5, 2022	By:	/s/ Luke D’Angelo
Luke D’Angelo, Chief Executive Officer, Board Chairman